UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

MAGNETEK, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10233	95-3917584
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10900 Wilshire Boulevard, Suite 850, Los Angeles, CA  90024

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 689-1610

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 29, 2005, MagneTek, Inc. (the “Company”) entered into (i) an amendment (the “Revolving Credit Agreement Amendment”) to its Credit Agreement, dated as of September 30, 2005 (the “Revolving Credit Agreement”), among the Company, certain subsidiaries of the Company party thereto, the lenders from time to time party thereto (the “Revolving Lenders”) and Wells Fargo Foothill, Inc., as administrative agent for the Revolving Lenders and (ii) an amendment (the “Term Credit Agreement Amendment”, and together with the Revolving Credit Agreement Amendment, the “Amendments’) to its Financing Agreement, dated as of September 30, 2005 (the “Term Credit Agreement”, and together with the Revolving Credit Agreement, collectively, the “Credit Agreements”), among the Company, certain subsidiaries of the Company party thereto, the lenders from time to time party thereto (the “Term Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Term Lenders.

The Revolving Credit Agreement Amendment and the Term Credit Agreement Amendment amend the Revolving Credit Agreement and the Term Credit Agreement, respectively, in order to clarify the amount of intercompany debt permitted between the Company and its Italian subsidiary.  Each of the Amendments also contains a waiver of defaults in respect of the failure to deliver certain post-closing deliverables, which failures were remedied on November 29, 2005.

A copy of the Revolving Credit Agreement Amendment is filed herewith as Exhibit 10.01 and incorporated herein by reference and a copy of the Term Credit Agreement Amendment is filed herewith as Exhibit 10.02 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

10.01       First Amendment to Credit Agreement and Waiver dated as of November 29, 2005, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Wells Fargo Foothill, Inc., as administrative agent

10.02       Amendment No. 1 to Financing Agreement dated as of November 29, 2005, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Ableco Finance LLC, as collateral agent and administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Date: December 5, 2005	By:	/s/ David P. Reiland
David P. Reiland
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.01

First Amendment to Credit Agreement and Waiver dated as of November 29, 2005, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Wells Fargo Foothill, Inc., as administrative agent

10.02

Amendment No. 1 to Financing Agreement dated as of November 29, 2005, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Ableco Finance LLC, as collateral agent and administrative agent